13879370v5 24740.00061

Pricing
Level
Commitment
Utilization

Ratio
Commitment Fee
I ≥ 50% 0.125%
II < 50% 0.225%
EXECUTION VERSION

FIRST AMENDMENT TO STANDBY

LETTER OF CREDIT AGREEMENT
This
FIRST AMENDMENT TO STANDBY

LETTER OF CREDIT AGREEMENT
, dated as of May 5, 2021
(this “Amendment”), is by and

among EVEREST REINSURANCE (BERMUDA), LTD., a company incorporated
and

existing

under

the

laws

of

Bermuda

(the

“Account

Party”),

and

WELLS

FARGO

BANK,

NATIONAL
ASSOCIATION, a national

banking association ( “Bank”).
RECITALS
The

Account

Party

and

Bank

are

parties

to

a

Standby

Letter

of

Credit

Agreement,

dated

as

of
February 23, 2021 (the “Agreement”),

pursuant to which Bank has made available

to the Account Party a
letter of credit facility for the issuance of standby letters of credit.

Capitalized terms used but not defined
herein shall have the meanings assigned to such terms

in the Agreement.

The parties now desire to amend the Agreement on the terms

and conditions set forth herein.
STATEMENT

OF AGREEMENT

The parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO AGREEMENT
1.1
Amendments

to

Section

1

(Defined

Terms)
.

Section

1

of

the

Agreement

is

hereby
amended by adding the following defined terms:
“ Applicable Margin
” means the corresponding percentage per annum as set forth

below
based

on

the

percentage

ratio

(the

“Commitment

Utilization

Ratio”)

of

Outstanding
Letters of Credit to the Commitment:

“ Foreign Currency Sublimit ” means the Foreign Currency Equivalent of $50,000,000.
1.2
Amendment to

Commitment Amount
.

The definition

of “Commitment”

in Section

1 of
the Agreement is hereby amended by replacing

“$50,000,000” in such definition with “$500,000,000”.
1.3
Amendment

to

Commitment

Termination

Date
.

The

defin
ition

of

“Commitment
Termination

Date”

in Section

1 of

the Agreement

is hereby

amended by

replacing “February

22, 2022”
with “May 5, 2023”.

13879370v5 24740.00061

1.4   Amendment to Section 2(a)
.

Section 2(a) of the Agreement is

hereby amended by adding
the following proviso to the end of the first

sentence in such Section:
“; provided, that no Letter of

Credit shall be issued

if (i) the Stated Amount

thereof upon issuance,
when added to the Outstanding Letters of Credit, would

exceed the Commitment at such time or
(ii) if such Letter of Credit is denominated in a Foreign Currency, the Stated Amount thereof upon issuance, when

added to

the Outstanding

Letters

of Credit

denominated in

a Foreign

Currency,
would exceed the Foreign

Currency Sublimit at such time.
1.5
Amendment to

Commi
tment Fee
.

Section 2(i)(ii)

of the

Agreement

is hereby

amended
and restated as follows:

“(ii)   a non -
refundable commitment fee

(a “
Commitment Fee
”), for each calendar

quarter (or
portion thereof)

at a

per annum

rate

equal to

the Applicable

Margin in

effect

for such

fee from
time

to

time

on

the

average

daily

aggregate

unused

portion

of

the

Commitment,

payable

in
arrears (A) on the last Business Day of each calendar quarter,

beginning with the first such day to
occur

after

the

Closing

Date

through

the

Commitment

Termination

Date

and

(B)

on

the
Commitment Termination

Date; and”.
1.6   Amendment to Letter of Credit Fee
.

Section 2(i)(iii) of the Agreement is hereby amended
by replacing “0.425%” with “0.375%”.

ARTICLE II
CONDITIONS OF EFFECTIVENESS
2.1   This
Amendment

shall

become

effective

when,

and

only

when,

each

of

the

following
conditions precedent shall have been

satisfied:
(a)
Bank shall

have

received

a duly

executed

counterpart

of this

Amendment from
the Account Party; and
(b)
The Account Party

shall have paid

to Bank (i) a

non
-
refundable upfront

fee in an
aggregate amount equal to 0.05% of the Commitment

(after giving effect to this Amendment),

and (ii) all
reasonable, documented

out-of-pocket

costs and

expenses of

Bank in

connection with

the preparation,
negotiation, execution and delivery of this

Amendment (including, without limitation, the

reasonable fees
and out-of-pocket

expenses of counsel for Bank with respect

thereto).

ARTICLE III
REPRESENTATIONS

AND WARRANTIES

To induce Bank to enter into this

Amendment, the Account Party represents and

warrants to Bank
that (i) the representations

and warranties contained

in the Agreement and

the other Credit Documents
are true and

correct in all

material respects as

of the

date hereof, both immediately before and

after giving
effect to

this Amendment, except

for any

representation

and warranty

that is qualified

by materiality or
reference

to Material

Adverse

Effect,

which such

representation

and warranty

is true

and correct

in all
respects, on and as of the date hereof (except for any

such representation and warranty

that by its terms
is made

only as

of an

earlier date,

which representation

and warranty

is true

and correct

in all

material

13879370v5 24740.00061

respects

as

of

such

earlier

date,

except

for

any

such

representation

and

warranty

that

is

qualified

by
materiality or

reference

to Material

Adverse Effect,

which such representation

and warranty

is true and
correct in

all respects

as of

such earlier

date) and

(ii) no Default

or Event

of Default

has occurred

and is
continuing, both immediately before

and immediately after giving effect

to this Amendment.

ARTICLE IV
ACKNOWLEDGMENT AND CONFIRMATION
The Account

Party

hereby

confirms

and agrees

that after

giving effect

to this

Amendment,

the
Agreement and

the other Credit

Documents remain

in full force

and effect

and enforceable

against it

in
accordance

with

their

respective

terms

and

shall

not

be

discharged,

diminished,

limited

or

otherwise
affected in any respect,

and the amendments to the Agreement made

pursuant to this Amendment shall
not,

in

any

manner,

be

construed

to

constitute

payment

of,

or

impair,

limit,

cancel

or

extinguish,

or
constitute a novation in respect of, the Obligations of the Account Party evidenced by or arising under the
Agreement

and

the

other

Credit

Documents,

which

shall

not

in

any

manner

be

impaired,

limited,
terminated, waived or

released, but shall continue in

full force and effect.

The Account Party represents
and warrants

to Bank

that it

has no

knowledge

of any

claims, counterclaims,

offsets,

or defenses

to or
with respect

to its

obligations under

the Credit

Documents, or

if the Account

Party has

any such

claims,
counterclaims,

offsets,

or

defenses

to

the

Credit

Documents

or

any

transaction

related

to

the

Credit
Documents, the same are hereby waived,

relinquished, and released in consideration

of the execution of
this Amendment.

This acknowledgment and confirmation by the Account

Party is made and delivered to
induce Bank to enter into

this Amendment.

The Account Party acknowledges

that Bank would not enter
into this Amendment in the absence of the acknowledgment and confirmation contained herein.

ARTICLE V
MISCELLANEOUS
5.1 Credit Document
.

From and after the date hereof (a) all references to the Agreement set forth

in

any

Credit

Document

or

other

agreement

or

instrument

shall,

unless

otherwise

specifically
provided,

be

references

to

the

Agreement

as

amended

by

this

Amendment

and

as

may

be

further
amended, modified,

restated or supplemented from

time to

time, and

(b) this

Amendment shall constitute
a Credit Document and

all provisions of the

Agreement and the other Credit

Documents applicable hereto
shall be deemed

to be incorporated

herein by reference.

Nothing herein shall

be deemed to

entitle the
Account Party or any other

party to a consent to,

or a waiver,

amendment, modification or other change
of, any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other Credit Document in similar or different

circumstances.
5.2 Governing Law
.

This Amendment

shall be

governed

by and

construed

and enforced

in
accordance

with

the

laws

of

the

State

of

New

York

(without

regard

to

the

conflicts

of

law

provisions
thereof).
5.3 Severability
.

To

the extent

any provision

of this

Amendment is

prohibited by

or invalid
under the applicable law of

any jurisdiction, such provision

shall be ineffective

only to the extent

of such

13879370v5 24740.00061

prohibition or invalidity

and only in

any such jurisdiction,

without prohibiting or

invalidating such provision
in any other jurisdiction or the remaining provisions

of this Amendment in any jurisdiction.
5.4 Successors and Assigns
.

This Amendment shall

be binding upon,

inure to the

benefit of
and be enforceable by the respective

successors and permitted assigns of the parties hereto.
5.5 Construction
.

The headings of

the various sections

and subsections of

this Amendment
have been

inserted for

convenience only

and shall not

in any

way affect

the meaning or

construction of
any of the provisions hereof.
5.6
Integration; Counterparts .

This Amendment constitutes the entire contract

among the
parties hereto with respect to the subject matter

hereof and supersedes any and all prior

agreements
and understandings, oral or written,

relating to the subject matter hereof.

This Amendment may be
executed and delivered

via facsimile or electronic mail with the same force

and effect as if an original
were executed and may

be signed in any number of counterparts, each of which

shall be an original,
with the same effect as if the signatures

hereto were upon the same instrument.

The words “execution,”
“signed,”

“signature,”

and words of like import in this Amendment

shall be deemed to include electronic
signatures or the keeping of records

in electronic form, each of which shall be of the same

legal effect,
validity or enforceability as a manually

executed signature or the use

of a paper-based recordkeeping
system, as the case may

be, to the extent and as provided

for in any applicable law,

including the
Federal Electronic Signatures

in Global and National Commerce Act, the New York

State Electronic
Signatures and Records Act, or

any other similar state laws

based on the Uniform Electronic Transactions
Act. For the avoidance of doubt, the authorization

under this paragraph may include,

without limitation,
use or acceptance by Bank of a manually signed letter

which has been converted into electronic

form
(such as scanned into “.pdf”

format), or an electronically signed letter

converted into another format,
for transmission, delivery and/or

retention.

5.7 Expenses
. The Account Party

shall (i) pay all

reasonable, documented fees

and expenses
of

counsel

to

Bank

and

(ii)

reimburse

Bank

for

all

reasonable,

documented

out-of-pocket

costs

and
expenses, in each case, in connection with the preparation, negotiation, execution and/or delivery of this
Amendment.
[signatures follow]

IN WITNESS WHEREOF
, the parties hereto have caused this

Amendment to be executed by
their duly authorized officers as of the date

first above written.
EVEREST REINSURANCE (BERMUDA), LTD.
By:   /S/ CHRISTOPHER S. DOWNEY
  Name:   Christopher S. Downey
  Title:   Mana
ging Director and Chief Executive

Officer

Signature Page to First Amendment to Standby Letter

of Credit

WELLS FARGO BANK,

NATIONAL

ASSOCIATION

By:   /S/ WILLIAM R. GOLEY
  Name:   William R. Goley
  Title:   Managing Director

WELLS FARGO BANK, NATIONAL

ASSOCIATION

By:

/S/ WILLIAM R. GOLEY

Name:   William R. Goley

Title:   Managing Director

Signature Page to First Amendment to Standby Letter

of Credit

SCHEDULE I

COLLATERAL

BASE

Type of Security
Advance
Rates
Cash (denominated in USD) or Certificate of Deposit 100%
Mutual Funds
Listed (on a nationally recognized

U.S. exchange) Money Market

Mutual Funds
90%
U.S. Fixed Income Mutual Funds (excluding

high yield and tax exempt)
80%
U.S. Government Bills, Notes, and U.S.

Government Sponsored Agency Securities
(1)
Maturing in 5 years or less 95%
Maturing in more than 5 years 90%
High Grade U.S. Corporate/Municipal/Structured

Fixed Income Securities (AA/Aa2

or better)
Maturing in 5 years or less 90%
Maturing in more than 5 years 85%
Intermediate Grade U.S. Corporate/Municipal/Structured

Fixed Income Securities
(BBB/Baa2 or better but worse than AA/Aa2)
(2)
Maturing in 5 years or less 85%
Maturing in more than 5 years 80%
Commercial Paper
A1 or P1 Graded Commercial Paper 85%
A2 or P2 Graded Commercial Paper 80%

Notes:

(1)     U.S. Government Bills/Notes/Sponsored Agencies include:   U.S. Treasury Bills, Notes, and Bonds;
U.S. Government Agency and U.S.

Government Sponsored Enterprise (GSE) Securities. Also

included are
Mortgage-Backed

Securities (MBSs).

GSE and

MBS securities

include Fannie

Mae, Freddie

Mac, Ginnie
Mae, FHLB System Banks, and Federal

Farm Credit Banks.

(2) Securities rated BBB or Baa2 shall not comprise greater

than 20% of Collateral Value.

Signature Page to First Amendment to Standby Letter

of Credit

EXHIBIT A
FORM OF
OFFICER’S COMPLIANCE

CERTIFICATE
THIS CERTIFICATE

is given pursuant to Section 7(c)(i)

of the Standby Letter of Credit

Agreement,
dated as of February 23, 2021 (as amended, restated,

modified or supplemented from time to time, the
“Credit

Agreement,”

the

terms

defined

therein

being

used

herein

as

therein

defined),

among

Everest
Reinsurance

(Bermuda),

Ltd.,

a

company

incorporated

and

existing

under

the

laws

of

Bermuda

(the
“Account

Party”), and Wells Fargo

Bank, National Association (the “Bank”).
The undersigned hereby certifies that:
1.
He

or

she

is

the

[Chief

Executive

Officer]

[Chief

Financial

Officer]

[Vice

President
—
Finance] [Principal Accounting Officer] [Treasurer]

[Assistant Treasurer]

of the Account Party.
2.   Enclosed with this Certificate are copies of the financial st atements of the Account Party
and

its

Subsidiaries

as

of

_____________,

and

for

the

[________-month

period]

[year]

then

ended,
required

to be

delivered

under Section

7(a) of

the Credit

Agreement.

Such financial

statements

have
been prepared in accordance with GAAP [(subject to the absence of notes required by GAAP and subject to normal year

-end adjustments)]

and present

fairly,

in all material

respects, the financial

condition of
the Account Party and its Subsidiaries on a consolidated

basis as of the date indicated and the results

of
operations

of

the

Account

Party

and

its

Subsidiaries

on

a

consolidated

basis

for

the

period

covered
thereby.
3.
The

undersigned

has

reviewed

the

terms

of

the

Credit

Agreement

and

has

made,

or
caused

to

be

made

under

the

supervision

of

the

undersigned,

a

review

in

reasonable

detail

of

the
transactions and condition

of the

Account Party and

its Subsidiaries during

the accounting period

covered
by such financial statements.
4.
The examination

described in paragraph

3 above did

no
t disclose, and

the undersigned
has

no

knowledge

of

the

existence

of,

any

Default

or

Event

of

Default

during

or

at

the

end

of

the
accounting period

covered by

such financial statements

or as of

the date

of this Certificate

[, except

as
set forth below.
Describe here or in a separate attachment

any exceptions to paragraph

4 above by listing, in reasonable
detail, the

nature of

the Default

or Event

of Default,

the period

during which

it existed

and the

action
that Everest has taken

or proposes to take with

respect thereto].
5.
Attached

to

this Certificate

as Annex

A is

a covenant

compliance

worksheet

reflecting
the computation

of the financial

covenants set

forth in Section

8 of the Credit

Agreement as of

the last
day of the period covered by the financial

statements enclosed herewith.

IN

WITNESS

WHEREOF,

the

undersigned

has

executed

and

delivered

this

Certificate

as

of

the
_______ day of _____________, ____.
EVEREST REINSURANCE (BERMUDA), LTD.
By:______________________________________
Name:____________________________________

Title:_____________________________________

ANNEX A

COVENANT COMPLIANCE WORKSHEET

A.

Minimum Total

Shareholder’s Equity
(Section 8(a) of the Credit Agreement)

(1)
Total

Shareholder’s Equity as of the date

of
determination
a) Required: $2,143,539,163.00
b) Actual:
$

Signature Page to First Amendment to Standby Letter

of Credit

B.

Financial Strength Rating
(Section 8(b) of the Credit Agreement)

(1)
Has the Account Party maintained a financial

strength rating by
A.M. Best Company at all times from the date

of the most
recently delivered Officer’s

Compliance Certificate to and
including the date hereof?
___

Yes
___

No
(2)
Has the financial strength rating by

A.M. Best Company for the
Account Party been equal to or better

than “B++” at all times
during the period described in line (1) above?
___

Yes
___

No

Signature Page to First Amendment to Standby Letter

of Credit

EXHIBIT B

FORM OF
COLLATERAL

VALUE CERTIFICATE

____________, 20__
Wells Fargo

Corporate Banking
550 South Tryon Street
MAC D1086-330
Charlotte, NC 28202
Attention: William R. Goley
Ladies and Gentlemen:
Reference

is made

to

the Standby

Letter

of Credit

Agreement,

dated

as of

February 23,

2021,
among

Everest

Reinsurance

(Bermuda),

Ltd.,

a

company

incorporated

and

existing

under

the

laws

of
Bermuda (the “Account

Party”), and Wells

Fargo BaPnk,

National Association (the “Bank”)

(as amended
or

otherwise

modified

from

time

to

time,

the

“Credit

Agreement”).

Terms

defined

in

the

Credit
Agreement

are,

unless

otherwise

defined

herein

or

the

context

otherwise

requires,

used

herein

as
defined therein.
This Collateral Value Certificate is delivered pursuant to Section 7(e)(iii) of the Credit Agreement.

The date

of this

Collateral

Value

Certificate

is _____________,

20__ (the

“Certificate Date”).

Set forth
on

Attachment

A

is

the

computation

of

the

Collateral

Value

of

the

Collateral

and

certain

other
information

required

by

Section

7(e)(iii)

of

the

Credit

Agreement

as

of

______________,

20__

(the
“Valuation

Date”),

calculated

in

accordance

with

the

definition

of

“Collateral

Value”

contained

in

the
Credit Agreement and the other provisions

of the Credit Agreement (including Schedule I thereto).
The undersigned

hereby certifies

that (i)

the information

on Attachment

A correctly

sets forth
the Collateral Value (in the aggregate and for each category of Collateral)

and the Outstanding Letters of
Credit

as

of

the

Valuation

Date;

(ii)

the

Outstanding

Letters

of

Credit

do

not

exceed

the

aggregate
Collateral Value

as of the Valuation

Date; and (iii) nothing has come to

the attention of the undersigned
to cause

the undersigned

to believe

that the

Bank does

not have

a first

priority perfected

Lien on

and
security interest in the Collateral

set forth on Attachment

A as of the Certificate Date.

[Signature page to follow]

Signature Page to First Amendment to Standby Letter

of Credit

ACCOUNT PARTY:

EVEREST REINSURANCE (BERMUDA), LTD.

By:

____________________________________

Name:

Title:

Signature Page to First Amendment to Standby Letter

of Credit

ATTACHMENT

A

COLLATERAL

VALUE OF THE

COLLATERAL

Type of Security Value Advance Rates Collateral Value
Cash (denominated in USD) or Certificate of
Deposit
$________ 100% $________
Mutual Funds
Listed (on a nationally recognized

U.S.
exchange) Money Market

Mutual Funds
U.S. Fixed Income Mutual Funds
(excluding high yield and tax exempt)
$________
$________
90%
80%
$________
$________
U.S. Government Bills, Notes, and U.S.
Government Sponsored Agency Securities
(1)
Maturing in 5 years or less $________ 95% $________
Maturing in more than 5 years $________ 90% $________
High Grade U.S.
Corporate/Municipal/Structured Fixed
Income Securities (AA/Aa2 or better)
Maturing in 5 years or less $________ 90% $________
Maturing in more than 5 years $________ 85% $________
Intermediate Grade U.S.
Corporate/Municipal/Structured Fixed
Income Securities (BBB/Baa2 or better but
worse than AA/Aa2)
(2)
Maturing in 5 years or less $________ 85% $________
Maturing in more than 5 years $________ 80% $________
Commercial Paper
A1 or P1 Graded Commercial Paper $________ 85% $________
A2 or P2 Graded Commercial Paper $________ 80% $________
Total

Collateral Value
$________

Notes :

(1)     U.S. Government Bills/Notes/Sponsored Agencies include:   U.S. Treasury Bills, Notes, and Bonds;
U.S. Government Agency and U.S.

Government Sponsored Enterprise (GSE) Securities. Also

included are
Mortgage-Backed

Securities (MBSs).

GSE and

MBS securities

include Fannie

Mae, Freddie

Mac, Ginnie
Mae, FHLB System Banks, and Federal

Farm Credit Banks.

(2) Securities rated BBB or Baa2 shall not comprise greater

than 20% of Collateral Value.

Signature Page to First Amendment to Standby Letter

of Credit

Outstanding Letters of Credit
Beneficiary Issue Date
Undrawn

Amount
Unreimbursed
Drawings
$________ $________
Total

Outstanding Letters of Credit
$________ $________

Ratio of aggregate Collateral

Value to Outstanding

Letters of Credit: ____________

Signature Page to First Amendment to Standby Letter

of Credit